Exhibit 10.11

NOTICE OF REQUEST FOR REVOLVER INCREASE

March 31, 2009

Wells Fargo Retail Finance, LLC

One Boston Place

Boston, MA 02108

Attn: Jennifer Cann and Robert C. Chakarian

Re:	Loan Agreement dated as of February 20, 2009

Ladies and Gentlemen:

This Notice of Request for Revolver Increase is delivered to you under Section 2.2(a) of that certain Loan, Guaranty and Security Agreement (the “Loan Agreement”) dated as of February 20, 2009, among Gordmans, Inc., the financial institutions from time to time party thereto and Wells Fargo Retail Finance, LLC (“Wells Fargo”), as administrative agent for the lenders. All capitalized undefined terms used herein have the meaning assigned to them in the Loan Agreement.

The undersigned, being a duly elected officer of the Borrower, holding the office set forth below such officer’s name, hereby gives notice pursuant to Section 2.2(a) of the Credit Agreement, that the Borrower hereby requests a Revolver Increase under the Loan Agreement, and in connection with such request sets forth below the information relating to the request for Revolver Increase required by the Loan Agreement and certifies as follows:

1. The new Lender committing to the Revolver Increase is PNC Bank (the “New Lender”).

2. The Revolver Increase date shall be March 31, 2009.

3. The aggregate principal amount of the requested Revolver Increase is $15,000,000.

4. Immediately prior to and after giving effect to the Revolver Increase, no Event of Default has occurred and is continuing or would result from the Revolver Increase.

5. The Revolver Increase will not violate or conflict with the terms of any Indebtedness or any other contract, agreement, instrument or obligation of any Credit Party.

6. Borrower will pay New Lender an upfront fee equal to 2.0% of New Lender’s Commitments and that New Lender will not receive any additional fees from the Borrower in connection with its Commitments.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Request for Revolver Increase this 31st day of March, 2009.

GORDMANS, INC., a Delaware corporation

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Chief Financial Officer

Consented to:

WELLS FARGO RETAIL FINANCE, LLC as Administrative Agent

By:	/s/ Robert C. Chakarian
Name:	Robert C. Chakarian
Title:	Vice President

[Signature Page to Notice of Request for Revolver Increase]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Request for Revolver Increase this 31st day of March, 2009.

GORDMANS. INC., a Delaware corporation

By:	/s/ Michael D. James
Name:	Michael D. James
Title:	Chief Financial Officer

Consented to:

WELLS FARGO RETAIL FINANCE, LLC as Administrative Agent

By:	/s/ Robert C. Chakarian
Name:	Robert C. Chakarian
Title:	Vice President

[Signature Page to Notice of Request for Revolver Increase]